EXHIBIT 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MM2 Group, Inc. ("the Company") on Form 10-QSB for the quarter ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Mark Meller, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.



                                              Date: February 15, 2008


                                              By /s/ Mark Meller
                                              ---------------------
                                              Mark Meller
                                              President, Chief Executive Officer
                                              and Principal Accounting Officer